UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 12, 2009


                           AMERICAN SIERRA GOLD CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                      333-147199                 98-0528416
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

                           200 S. Virginia, 8th Floor
                                 Reno, NV 89501
                    (Address of principal executive offices)

                                 (268) 726-1007
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 1 -- REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On October 12, 2009, American Sierra Gold Corp. (the "Company") entered into a Share Issuance Agreement (the "Agreement") with Tobermory Holding Ltd., a corporation organized under the laws of Nevis ("Tobermory"), whereby the Company has the right to require Tobermory to purchase up to $6,000,000 of the Company's securities until December 31, 2011, unless extended by either the Company or Tobermory for an additional twelve (12) months.

     Under the terms of the Agreement, the Company may from time to time request a purchase from Tobermory up to $1,000,000 (each, an "Advance") per request for operating expenses, acquisitions, working capital and general corporate activities. Following receipt of any Advance, the Company shall sell and issue Tobermory units, each unit consisting of one share of the Company's common stock and a warrant to purchase one share of common stock (the "Units"), at the Unit Price. As described in the Agreement, the "Unit Price" shall mean a price equal to 75% of the volume weighted average of the closing price of the Company's common stock for the ten (10) business days preceding the date of any notice requesting an Advance, as quoted on nasdaq or other quotation system agreed upon by the Company and Tobermory. Each warrant issued as a component to the Unit shall have a two (2) year term and an exercise price equal to 175% of the Unit Price.

     Furthermore, at its discretion Tobermory shall have the option to increase the total funding aggregate amount by an additional $6,000,000 if and when the initial amount has been fully extended to the Company.

     The foregoing is qualified in its entirety by the Agreement. For further information see the Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

SECTION 3 -- SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     The disclosure under Item 1.01 is incorporated by reference in its entirety into this Item 3.02.

     Although the Company has not requested any Advance at this time, the Company has the right to request an Advance(s) from Tobermory to purchase during the term of the Agreement up to $6,000,000 Units. In the event the Company requests an Advance from Tobermory, the number of Units to be sold and issued to Tobermory and the price for such Units to be sold pursuant to the terms and conditions of a subscription agreement will be further disclosed by the Company in a subsequent Form 8-K under this Item 3.02. As contemplated, any sale and issuance of Units to Tobermory will be conducted in reliance upon an exemption from registration under the Securities Act of 1933, as amended, afforded by Regulation S promulgated thereunder.

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SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                        Exhibit Description
-----------                        -------------------

   10.1 Share Issuance Agreement between American Sierra Gold Corp. and Tobermory Holding Ltd., dated October 12, 2009

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERICAN SIERRA GOLD CORP.


Dated: October 12, 2009                  By: /s/ Johannes Petersen
                                            ------------------------------------
                                            Johannes Petersen
                                            Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.                        Exhibit Description
-----------                        -------------------

   10.1 Share Issuance Agreement between American Sierra Gold Corp. and Tobermory Holding Ltd., dated October 12, 2009